Equity Method Investments and Related Party Transactions (Notes)	6 Months Ended
Jun. 30, 2013
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investments and Related Party Transactions [Text Block]
EQUITY METHOD INVESTMENTS AND RELATED PARTY TRANSACTIONS
Redbox Instant™ by Verizon
In February 2012, Redbox and Verizon Ventures IV LLC (“Verizon”), a wholly owned subsidiary of Verizon Communications Inc., entered into a Limited Liability Company Agreement (the “LLC Agreement”) and related arrangements. The LLC Agreement governs the relationship of the parties with respect to a joint venture, Redbox Instant by Verizon (the “Joint Venture”) formed for the primary purpose of developing, launching, marketing and operating a nationwide “over-the-top” video distribution service to provide consumers with access to video programming content, including linear content, delivered via broadband networks to video enabled viewing devices and offering rental of physical DVDs and Blu-ray™ discs from Redbox kiosks. Redbox initially acquired a 35.0% ownership interest in the Joint Venture and made an initial capital contribution of $14.0 million in cash in February 2012 subsequent to the formation of the Joint Venture. The Joint Venture board of managers may request each member to make additional capital contributions, on a pro rata basis relative to its respective ownership interest. If a member does not make any or all of its requested capital contributions, as the case may be, the other contributing member generally may make such capital contributions. So long as Redbox contributes its pro rata share of the first $450.0 million of capital contributions to the Joint Venture, Redbox’s interest cannot be diluted below 10.0%. During the first quarter of 2013, at the request of the Joint Venture board of managers, Redbox made a cash payment of $14.0 million representing its pro-rata share of the requested capital contribution.
In addition to the initial cash capital contribution, Redbox granted the Joint Venture a limited, non-exclusive, non-transferable, royalty-free right and license to use certain Redbox trademarks, of which the estimated fair value was approximately $30.0 million based on an evaluation of information available as of the date of the grant. As a result, we recognized a gain of $19.5 million related to the pro-rata amount of fair value given up in exchange for our 35.0% interest in the Joint Venture. See Note 15: Fair Value for additional information about how we estimated the fair value of the Redbox trademarks. The initial excess of our cost of the investment in the Joint Venture over our share of the Joint Venture’s equity will be used to adjust future amortization expense.
We account for Redbox’s ownership interest in the Joint Venture using the equity method of accounting. During the first quarter of 2012, the transaction related costs of $4.4 million were recorded as a part of the equity investment in the Joint Venture. We recognized a loss of approximately $14.6 and $8.3 million from our equity method investment, representing our share of the Joint Venture’s operating results as well as the amortization of differences in carrying amount and underlying equity for the six month periods ended June 30, 2013, and 2012, respectively. Separate from equity method accounting for our ownership interest in the Joint Venture, we record revenue attributable with the rental of DVDs and Blu-ray discs from our Redbox kiosks arising from Joint Venture subscribers within our Redbox segment.
Redbox has certain rights to cause Verizon to acquire Redbox’s interest in the Joint Venture at fair value (generally following the fifth anniversary of the LLC Agreement or in limited circumstances, at an earlier period of time) and Verizon has certain rights to acquire Redbox’s interest in the Joint Venture at fair value (generally following the seventh anniversary of the LLC Agreement, or, in limited circumstances, the fifth anniversary of the LLC Agreement).
Other Equity Method Investments
We make strategic equity investments in external companies that provide automated self-service kiosk solutions. Our equity method investments and ownership percentages as of June 30, 2013, were as follows:

Dollars in thousands	Equity Investment	Ownership Percentage
Redbox Instant by Verizon	$25,210	35%
Other equity investments	11,275	10% - 23%
Equity method investments	$36,485

Our equity method investments are included within other long-term assets on our Consolidated Balance Sheets.
On July 1, 2013, we entered into an agreement and plan of merger with one of our equity method investments, ecoATM, Inc which we completed on July 23, 2013. For additional information see Note 18: Subsequent Events.
Income (loss) from Equity Method Investments
Income from equity method investments within our Consolidated Statements of Comprehensive Income is composed of the following:

	Three Months Ended June 30,		Six Months Ended June 30,
Dollars in thousands	2013	2012	2013	2012
Trademark gain	$—	$—	$—	$19,500
Proportionate share of net loss of equity method investees:
Redbox Instant by Verizon	(7,575)	(4,001)	(13,397)	(7,258)
Other	(1,435)	(675)	(2,019)	(1,096)
Total proportionate share of net loss of equity method investees	(9,010)	(4,676)	(15,416)	(8,354)
Amortization of difference in carrying amount and underlying equity in Redbox Instant by Verizon	(619)	(368)	(1,238)	(1,031)
Total income (loss) from equity method investments	$(9,629)	$(5,044)	$(16,654)	$10,115

Related Party Transactions
At June 30, 2013 and December 31, 2012, included within accounts receivable, net of allowance, on our Consolidated Balance Sheets, was $12.6 million and $0.9 million, respectively, due from the Joint Venture related to costs incurred by Redbox on behalf of the Joint Venture during the normal course of business.